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                                FIFTH AMENDMENT
                                       TO
                           WARRANT PURCHASE AGREEMENT

        FIFTH AMENDMENT TO WARRANT PURCHASE AGREEMENT (the "Fifth Amendment") made as of April 26, 1996, by and among Ultrak, Inc., a Delaware corporation (the "Company"), George K. Broady (the "Shareholder"), and Petrus Fund, L.P., a Texas limited partnership (the "Purchaser").

                                R E C I T A L S:

        1. Purchaser, Shareholder and the Company have made and entered into that certain Warrant Purchase Agreement dated July 20, 1992 (as amended, the "Warrant Purchase Agreement"), as amended by that certain First Amendment to Warrant Purchase Agreement (the "First Amendment") dated November 30, 1992, that certain Second Amendment to Warrant Purchase Agreement (the "Second Amendment") dated October 4, 1993, that certain Third Amendment to Warrant Purchase Agreement (the "Third Amendment") dated October 4, 1994, and that certain Fourth Amendment to Warrant Purchase Agreement (the "Fourth Amendment") dated April 4, 1996, pursuant to which the Company issued to Purchaser a warrant to purchase an aggregate of One Hundred Ninety-Two Thousand Four Hundred Sixty (192,460) shares of Common Stock, in accordance with the terms and conditions of the Warrant Purchase Agreement and pursuant to the provisions set forth therein.

         2.      Reference is made to the following:

                 (a) Registration Statement on Form S-2 (the "Registration Statement") relating to the registration of up to 2,200,000 shares (excluding shares subject to an overallotment option) of Common Stock, $0.01 par value, of the Company under the Securities Act of 1933, as amended;

                 (b) that certain Loan Agreement dated July 20, 1992 (including all amendments thereto, the "Loan Agreement"), by and among Purchaser, the Company and certain other parties; and

                 (c) Lock-Up Agreement dated April 26, 1996 (the "Lock-Up Agreement"), executed by Purchaser in favor of J.C. Bradford & Co. and Hoak Securities Corp., in connection with the Registration Statement.

         3. Purchaser and the Company desire to amend the Warrant Purchase Agreement as follows:

                 (a) extend the exercise date of the Warrant from August 31, 1996 to November 30, 1996, and



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                 (b)      acknowledge the intention of the parties pertaining
         to additional extensions of the exercise date of the Warrant, such that the exercise date of the Warrant may subsequently extended from time to time to effect the following:

                          (1) the exercise date of the Warrant will be at least sixty (60) days after the Revolving Loan Maturity Date (as such term is defined in the Loan Agreement), as the Revolving Loan Maturity Date may be extended from time to time; and

                          (2) the exercise date of the Warrant will be at least ten (10) days after "lock-up" period with respect to the Registration Statement, as more fully set forth in the Lock-Up Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained in this Fifth Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, the Shareholder and the Company, intending to be legally bound, agree as follows:

                                   Article I
                                  Definitions

         As used in this Fifth Amendment, capitalized terms not otherwise defined in this Fifth Amendment shall have the meanings given them in the Warrant Purchase Agreement.

                                   Article II
                                   Amendments

         2.01 Amendment to Section 2.04 (a): Exercise Date. Section 2.04(a) of the Warrant Purchase Agreement is amended and restated hereby by replacing the date "August 31, 1996", which is made in reference to the last day upon which the Warrant may be exercised, with the date "November 30, 1996". Further, the parties agree that additional extensions of the exercise date of the Warrant will be granted by the Company from time to time, such that the exercise date of the Warrant will be consistent with the following;

                 (1) the exercise date of the Warrant will be at least sixty (60) days after the Revolving Loan Maturity Date (as such term is defined in the Loan Agreement), as the Revolving Loan Maturity Date may be extended from time to time; and

                 (2)      the exercise date of the Warrant will be at least ten
         (10) days after "lockup" period with respect to the Registration Statement, as more fully set forth in the Lock-Up Agreement.



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                                  Article III
                                 Miscellaneous

         3.01 Force and Effect. Except as specifically amended hereby, the Warrant Purchase Agreement remains in full force and effect.

         3.02 All Warrants. The terms and conditions of this Fifth Amendment additionally shall apply to and govern the warrant to purchase an aggregate of Seven Thousand Five Hundred Forty (7,540) shares of Common Stock, presently held by Sherry Richardson Pate.

         IN WITNESS WHEREOF, the parties have executed and delivered this Fifth amendment as of the date first above written,

                                      PETRUS FUND, L.P.

                                      By:     Perot Investments, Inc.
                                              its General Partner


                                              By:     /s/ STEVEN L. BLASNIK
                                                     ------------------------
                                                     Steven L. Blasnik,
                                                     President


                                      ULTRAK, INC.

                                      By:      /s/ TIM D. TORNO
                                              ------------------------------
                                              Tim D. Torno
                                              Chief Financial Officer


                                               /s/ GEORGE K. BROADY
                                              ------------------------------
                                              George K. Broady, Individually


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